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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (File Nos. 333-67578, 333-63920, 333-52700, 333-42520, 333-65401, 333-102758,
333-88846 and 333-89961) of PetroQuest Energy, Inc., of our report dated March 9, 2004, with respect to the 2003 and 2002 consolidated financial statements of PetroQuest Energy, Inc. included in Form 10-K for the year ended December 31, 2003.

/s/ Ernst & Young LLP
New Orleans, Louisiana
March 11, 2004